DESCRIPTION OF UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
               REFLECTING THE BUSINESS COMBINATION OF
               INTERNATIONAL SPEEDWAY CORPORATION AND
                 PHOENIX INTERNATIONAL RACEWAY, INC.

     The following unaudited pro forma financial statements have been prepared giving effect to the acquisition by International Speedway Corporation's (ISC) wholly-owned subsidiary, Phoenix Speedway Corporation, of Phoenix International Raceway, Inc. (PIR) as if the transaction had taken place as of May 31, 1997, for the pro forma combined balance sheet, and as of September 1, 1995, for the pro forma combined statements of operations for ISC and PIR for the year ended August 31, 1996 and the pro forma combined statements of operations for ISC and PIR for the six months ended May 31, 1997 and February 28, 1997, respectively. The combined unaudited pro forma financial statements of PIR include the accounts of Phoenix International Raceway, Inc., Phoenix International Raceway, L.L.C. and Phoenix International Raceway Limited Partnership.

     The acquisition has been accounted for using the purchase method in accordance with Accounting Principles Board Opinion ("APB") No. 16. The purchase price has been allocated to the assets and liabilities acquired at their estimated fair market values at the acquisition date. The Company has obtained an independent appraisal of PIR's land and property and equipment, the fair and depreciated replacement cost values of which, respectively, have been used to prepare the following pro forma financial statements.

     The unaudited pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the audited financial statements and notes of ISC and PIR.

                   PRO FORMA COMBINED BALANCE SHEET
                INTERNATIONAL SPEEDWAY CORPORATION AND
                  PHOENIX INTERNATIONAL RACEWAY, INC
                             MAY 31, 1997
                             (Unaudited)
                            (In Thousands)

                                                                 Historical
                                                                 ----------

                                                               ISC              PIR      Pro Forma      Pro Forma       1997
                                                               1997             1997     Adjustments    Adjustment      Pro Forma
                                                                                                        Notes           Combined
                                                          ________________________________________________________________________
                            ASSETS
Current Assets:
 Cash and cash equivalents .......................          $  9,708            $ 985       $ 2,155        (A)         $ 12,848
 Short-term investments ..........................            84,764               --       (46,941)       (A)           37,823
 Receivables .....................................             9,071              228           505        (A)            9,804
 Inventories .....................................             1,268               --            --                       1,268
 Prepaid expenses and other current assets .......             3,190              101            67        (A)            3,358
                                                            _________          _______      ________                   _________
Total Current Assets .............................           108,001            1,314       (44,214)                     65,101

Property and Equipment - at cost - less accumulated
 depreciation of $48,682 .........................           130,650            7,588        12,462        (B)          150,700

Deferred income taxes ............................                --              297          (297)       (E)               --

Goodwill .........................................                --               --        40,781        (C)           40,781

Other Assets:
 Cash surrender value of life insurance ..........             2,404               --            --                       2,404
 Equity investment. ..............................            25,276               --            --                      25,276
 Long-term investments ...........................               500               --            --                         500
 Other ...........................................               483               --            --                         483
                                                            _________          _______      ________                   _________
                                                              28,663               --            --                      28,663
                                                            _________          _______      ________                   _________
Total Assets .....................................          $267,314           $9,199        $8,732                    $285,245
                                                            =========          =======      ========                   =========
             LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
 Accounts payable ................................          $  6,025           $  248        $ (248)       (A)         $  6,025
 Income taxes payable ............................             1,293               --            --                       1,293
 Deferred income .................................            40,006            1,552         2,408        (G)           43,966
 Note payable - current portion ..................                --              263        10,471      (D) (A)         10,734
 Other current liabilities .......................             3,590              226           (79)       (A)            3,737
                                                            _________          _______      ________                   _________
Total Current Liabilities ........................            50,914            2,289        12,552                      65,755

Note payable .....................................                --               --         3,090        (D)            3,090
Deferred income taxes ............................            16,739               --            --                      16,739

Commitments and Contingencies

Shareholders' Equity
 Class A Common Stock, $.01 par value, 80,000,000 shares
   authorized; 4,799,788 issued at May 31 ........                48               --            --                          48
Class B Common Stock, $.01 par value, 40,000,000 shares
   authorized; 33,697,174 issued at May 31 .......               337               --            --                         337
 Additional paid-in capital ......................            84,575               --            --                      84,575
 Retained earnings ...............................           117,622               --            --                     117,622
 Net assets of acquired company ..................                --            6,910        (6,910)       (F)               --
                                                            _________          _______      ________                   _________
                                                             202,582            6,910        (6,910)                    202,582
Less unearned compensation-restricted stock .....             2,921               --            --                       2,921
                                                            _________          _______      ________                   _________
Total Shareholders' Equity .......................           199,661            6,910        (6,910)                    199,661
                                                            _________          _______      ________                   _________
Total Liabilities and Shareholders' Equity .......         $ 267,314           $9,199       $ 8,732                    $285,245
                                                            =========          =======      ========                   =========
<?TABLE>
See notes to the pro forma financial statements.

              PRO FORMA COMBINED STATEMENT OF OPERATIONS
                INTERNATIONAL SPEEDWAY CORPORATION AND
                 PHOENIX INTERNATIONAL RACEWAY, INC.
                           SIX MONTHS ENDED
                             (Unaudited)
               (In Thousands except per share amounts)


                                                                 Historical
                                                                 __________

                                                            ISC                PIR       Pro Forma      Pro Forma      1997
                                                            May 31             Feb. 28   Adjustments    Adjustment     Pro Forma
                                                            1997               1997                     Notes          Combined
                                                        __________________________________________________________________________
REVENUES:

  Admissions, net....................................       $40,609             $ 4,793      $    --                     $ 45,402
  Motorsports related income.........................        25,874               3,059           --                       28,933
  Food, beverage and souvenir income.................        14,298                 894           --                       15,192
  Other income.......................................           715                 388           --                        1,103
                                                            ________            ________     ________                    _________
                                                             81,496               9,134           --                       90,630
EXPENSES:

  Direct expenses:
    Prize and point fund monies
      and NASCAR sanction fees.......................        11,113               1,630           --                       12,743
    Motorsports related expenses.....................        10,707               2,196           --                       12,903
    Food, beverage and souvenir expenses.............         8,323                 149           --                        8,472
  General and administrative expenses................        12,936               1,630           --                       14,566
  Depreciation and amortization .....................         4,239                 264          725        (H) (J)         5,228
                                                             _______            ________     ________                    _________
                                                             47,318               5,869          725                       53,912
                                                             _______            ________     ________                    _________

Operating income.....................................        34,178               3,265         (725)                      36,718
Interest income, net ................................         2,164                  42       (1,218)       (K) (L)           988
Equity in net loss from equity investments...........          (792)                 --           --                         (792)
                                                             _______            ________     ________                    _________
Income before income taxes...........................        35,550               3,307       (1,943)                      36,914
Income taxes.........................................        13,589                 893         (495)         (I)          13,987
                                                             _______            ________     _________                   _________
Net Income...........................................       $21,961             $ 2,414      $(1,448)                    $ 22,927
                                                             =======            ========     =========                   =========
Earnings per share ..................................        $ 0.57                  --           --                     $   0.58
                                                             =======            ========     =========                   =========
Dividends per share..................................        $  .06                  --           --                     $    .06
                                                             =======            ========     =========                   =========

See notes to the pro forma financial statements.

              PRO FORMA COMBINED STATEMENT OF OPERATIONS
                INTERNATIONAL SPEEDWAY CORPORATION AND
                 PHOENIX INTERNATIONAL RACEWAY, INC.
                      YEAR ENDED AUGUST 31, 1996
                 (In Thousands except per share data)

                                                                 Historical
                                                                 __________

                                                              ISC              PIR       Pro Forma      Pro Forma       1996
                                                                            (Unaudited)  Adjustments    Adjustment     Pro Forma
                                                                                                        Notes          Combined
                                                        __________________________________________________________________________

REVENUES:

  Admissions, net....................................       $50,140           $ 5,440        $    --                    $ 55,580
  Motorsports related income.........................        27,433             4,540             --                      31,973
  Food, beverage and souvenir income.................        17,505             1,306             --                      18,811
  Other income.......................................           964                15             --                         979
                                                            ________          ________       ________                   _________
                                                             96,042            11,301             --                     107,343
EXPENSES:

  Direct expenses:
    Prize and point fund monies
      and NASCAR sanction fees.......................        13,865             1,549              --                     15,414
    Motorsports related expenses.....................        15,336             3,516              --                     18,852
    Food, beverage and souvenir expenses.............        10,278               221              --                     10,499
  General and administrative expenses................        20,930             3,053              --                     23,983
  Depreciation.......................................         6,302               496           1,482     (H) (J)          8,280
                                                            ________          ________       _________                  _________
                                                             66,711             8,835           1,482                     77,028
                                                            ________          ________       _________                  _________

Operating income.....................................        29,331             2,466          (1,482)                    30,315
Interest income, net ................................           872                30            (900)    (K) (L)              2
Equity in net loss from equity investments...........         1,441                --              --                      1,441
                                                            ________          ________       _________                  _________
Income before income taxes...........................        31,644             2,496          (2,382)                    31,758
Income taxes ........................................        11,963                20              23       (I)           12,006
                                                            ________          ________       _________                  _________
Net Income...........................................       $19,681           $ 2,476        $ (2,405)                  $ 19,752
                                                            ========          ========       =========                  =========
Earnings per share ..................................       $  0.57                 --             --                   $    .57
                                                            ========          ========       =========                  =========
Dividends per share .................................       $   .05                 --             --                   $    .05
                                                            ========          ========       =========                  =========


See notes to the pro forma financial statements.

Note (1): The Acquisition of PIR

The total purchase price is approximately $60.832 million and consists of the following:

     (In thousands)

     Cash paid                     $46,381
     Note payable                   13,824
     Related acquisition costs         627
                                   _______
     Total purchase price          $60,832
                                   =======

The preliminary allocation of the purchase price based on the fair value of the net assets acquired is as follows:

     (In thousands)

     Current assets acquired       $ 4,041
     Land, property & equipment     20,050
     Current liabilities assumed    (4,041)
     Goodwill                       40,782
                                   _______
                                   $60,832
                                   =======

The final purchase price is subject to adjustment as provided in the asset purchase agreement.


Note (2): Pro Forma Adjustments

The pro forma adjustments to account for the purchase of the assets and assumption of certain liabilities are referenced below:

(A) Cash payments for purchase price and related acquisition costs as described in Note 1 above, funded from the Company's short-term investments.

(B) Adjustment to increase historical cost to fair value of the assets acquired, as of July 14, 1997 (the date of the acquisition) as described in
Note 1 above.

(C)  Excess of cost over fair values assigned to net assets acquired
(Goodwill).

(D) To record note payable to PIR principal and stockholder for purchase price as described in Note 1 above and to record payment of PIR note of $263,000 at closing.

(E)  To eliminate deferred income taxes recorded by PIR.

(F)  To eliminate historical equity of PIR.

(G) To record deferred race event income related to ticket sales received and vendor deposits for future race events made between balance sheet and the date of acquisition.

(H) Adjustment to reflect the depreciation that would have been recorded if the transaction had occurred on September 1, 1995 assuming current fair values.

(I) Adjustment to reflect ISC's effective tax rate for each of the respective periods.

(J)  Adjustment for the amortization of Goodwill over 40 years.

(K)  Interest expense on the acquisition related debt.

(L) Reduction of interest income to reflect lower investment balances resulting from the use of cash.